Financial instruments and risk management	12 Months Ended
Dec. 31, 2024
Financial Instruments And Risk Management
Financial instruments and risk management

3. Financial instruments and risk management

Financial risk management

The Company’s activities are exposed to different financial risks stemming from exogenous variables that are not under their control but whose effects might be potentially adverse such as: (i) market risk, (ii) credit risk and (iii) liquidity risk.

The Company’s global risk management program is focused on uncertainty in the financial markets and tries to minimize the potential adverse effects on net earnings and working capital requirements. The Company uses derivative financial instruments to hedge part of such risks. The Company does not enter into derivatives for trading or speculative purposes. The sources of these financial risk exposures are included in both “on-balance sheet” exposures, such as recognized financial assets and liabilities, as well as in “off-balance sheet” contractual agreements and on highly expected forecasted transactions.

These on- and off-balance sheet exposures, depending on their profiles, do represent potential cash flow variability exposure, in terms of receiving less inflows or facing the need to meet outflows that are higher than expected, therefore increasing the working capital requirements.

Since adverse movements erode the value of recognized financial assets and liabilities, as well some other off-balance sheet financial exposures, there is a need for value preservation, by transforming the profiles of these fair value exposures. The Company has a Finance and Risk Management department, which identifies and measures financial risk exposures, in order to design strategies to mitigate or transform the profile of certain risk exposures, which are taken up to the corporate governance level for approval.

Market risk

a) Jet fuel price risk

Since the contractual agreements with jet fuel suppliers include reference to jet fuel index, the Company is exposed to fuel price risk, which might have an impact on the forecasted consumption volumes. The Company’s jet fuel risk management policy aims to provide the Company with protection against increases in jet fuel prices. In an effort to achieve the aforesaid, the risk management policy allows the use of derivative financial instruments available on over-the-counter (“OTC”) markets with approved counterparties and within approved limits. Aircraft jet fuel consumed in the years ended December 31, 2024, 2023 and 2022 represented 33%, 38% and 46% of the Company’s operating expenses, respectively. For the years ended December 31, 2024, 2023 and 2022, the Aircraft jet fuel consumption recognized as operating expense in the consolidated statements of operations was US$893,987, US$1,165,078 and US$1,299,254, respectively.

In September 2024, the Company contracted Asian Call Options on U.S. Gulf Coast Jet Fuel 54 designated to hedge 25,832 thousand gallons. These hedges represented a portion of the projected consumption for the 4Q 2024 and 1Q 2025.

In October 2024, the Company contracted Asian Call Options on U.S. Gulf Coast Jet Fuel 54 designated to hedge 14,457 thousand gallons. These hedges represented a portion of the projected consumption for the 4Q 2024 and 1Q 2025. During the years ended December 31, 2023 and 2022, the Company did not enter into derivative financial instruments to hedge jet fuel.

In accordance with IFRS 9, the Company separates the intrinsic value from the extrinsic value of an option contract; as such, the change in the intrinsic value can be designated as hedge accounting. Because extrinsic value (time and volatility values) of the options is related to a “transaction-related hedged item,” it is required to be segregated and accounted for as a cost of hedging in OCI and accrued as a separate component of stockholders’ equity until the related hedged item matures and therefore impacts profit and loss.

The underlying asset (U.S. Gulf Coast Jet Fuel 54) of the options held by the Company during 2024 is a consumption asset (energy commodity), which is not in the Company’s inventory. Instead, it is directly consumed by the Company’s fleet at different airport terminals. Therefore, although a non-financial asset is involved, its initial recognition does not generate a book adjustment in the Company’s inventories.

Rather, it is initially accounted for in the Company’s OCI and a reclassification adjustment is made from OCI to profit and loss and recognized in the same period or periods in which the hedged item is expected to be allocated to profit and loss. Furthermore, when performing hedges, the Company hedges its forecasted jet fuel consumption month after month, which is consistent with the maturity date of the monthly serial Asian call options.

During the year ended December 31, 2024, the intrinsic value of the Asian call options recycled to the fuel cost was an expense of US$1,317.

As of December 31, 2024, the fair value of the outstanding U.S. Gulf Coast Jet Fuel Asian call options was US$431. The cost of hedging derived from the extrinsic value changes of the jet fuel hedged position given the out-of-the-money position as of December 31, 2024 recognized in other comprehensive loss was US$307.

The cost of hedging recycled to the fuel cost during 4Q 2024 and will recycle to the fuel cost during 1Q 2025, as these options expire on a monthly basis and the jet fuel is consumed. Contracted options for 4Q 2024 expired and the only outstanding are the ones for 1Q 2025.

	Position as of December 31, 2024 Jet fuel Asian call option contracts maturities
	1Q 2025
Notional volume in gallons (thousands) (1)		14,356
Strike price agreed rate per gallon (2)	US$	2.18 / 2.25
Approximate percentage of hedge (of expected consumption value)		17%
(1)	U.S. Gulf Coast Jet Fuel 54 as underlying asset
(2)	Weighted Average

Fuel Sensitivity

The sensitivity analysis provided below presents the impact of a change of US$0.01 per gallon in fuel market spot price in the Company’s financial performance. Considering these figures, an increase of US$0.01 per gallon in the fuel prices during 2024, 2023 and 2022 would have impacted the Company’s operating costs in US$3,227, US$3,719 and US$3,399, respectively.

	As of December 31,
	2024	2023	2022
	Operating costs	Operating costs	Operating costs
	(In thousands of U.S. dollars)
+ US$0.01 per gallon	3,227	3,719	3,399
- US$0.01 per gallon	(3,227)	(3,719)	(3,399)

The Company has been proactively trying to mitigate this impact over our business through revenue yielding and a continued effort towards a reduced fuel consumption. Nonetheless, our ability to pass on any significant increases in fuel costs through fare increases is also limited by our ultra-low-cost business model and market high elasticity to price.

b) Foreign currency risk

The Company is exposed to transactional foreign currency risk due to potential mismatches between the currencies in which sales, expenses, receivables and borrowings are denominated, and the respective functional currencies of the Company and its subsidiaries. The U.S. dollar is the functional currency for Controladora and its main subsidiaries. Transactions are primarily denominated in U.S. dollars and Mexican pesos, with minor transactions denominated in other currencies such as Quetzales, Colombian pesos and Colones.

Foreign currency risk arises from possible unfavorable movements in the exchange rate, which could have a negative impact in the Company’s cash flows. To mitigate this risk, the Company may use foreign exchange derivative financial instruments and non-derivative financial instruments.

The summary of quantitative data about the Company’s exposure to currency risk as of December 31, 2024 is as set forth as shown in the next page.

	Mexican Pesos		Others (1)
	(In thousands of U.S. dollars)
Assets:
Cash and cash equivalents	US$	69,156	US$	31,847
Other accounts receivable, net		45,381		676
Guarantee deposits		27,710		445
Derivative financial instruments		271		—
Other assets		5,169		—
Total assets	US$	147,687	US$	32,968

Liabilities:
Financial debt	US$	118,590	US$	—
Lease liabilities		19,772		52
Suppliers		132,244		2,537
Other liabilities		253,822		2,206
Total liabilities	US$	524,428	US$	4,795
Net foreign currency position	US$	(376,741)	US$	28,173
(1)	The foreign exchange exposure mainly includes: Colones, Colombian pesos and Quetzales.

The summary of quantitative data about the Company’s exposure to currency risk as of December 31, 2023 is as set forth below:

	Mexican Pesos		Others (1)
	(In thousands of U.S. dollars)
Assets:
Cash and cash equivalents	US$	100,488	US$	13,287
Other accounts receivable, net		54,594		34,650
Guarantee deposits		29,951		514
Derivative financial instruments		1,683		—
Total assets	US$	186,716	US$	48,451

Liabilities:
Financial debt	US$	186,251	US$	—
Lease liabilities		19,655		73
Suppliers		142,453		2,254
Other liabilities		57,283		2,958
Total liabilities	US$	405,642	US$	5,285
Net foreign currency position	US$	(218,926)	US$	43,166
(1)	The foreign exchange exposure mainly includes: Colones, Colombian pesos and Quetzales.

At April 29, 2025, the exchange rate was $US1 per Ps. 19.5478.

In determining the spot exchange rate to use on initial recognition of the related asset, expense or income (or part of it) on the derecognition of a non-monetary asset or non-monetary liability relating to advance consideration, the date of the transaction is the date on which the Company initially recognizes the non-monetary asset or non-monetary liability arising from the advance consideration. If there are multiple payments or receipts in advance, the Company determines the transaction date for each payment or receipt of advance consideration.

As of December 31, 2024, 2023 and 2022, the Company did not enter into foreign exchange rate derivatives financial instruments.

Foreign currency sensitivity

The following table demonstrates the sensitivity of a reasonably possible change in Mexican peso exchange. The rate to U.S. dollar that would have occurred as of December 31, 2024 and 2023, with all other variables held constant. The movement in the pre-tax effect shown below represents the result of a change in the fair value of assets and liabilities denominated in Mexican peso. The Company’s exposure to foreign currency exchange rates for all other currencies is not material.

	Change in MXN$ rate	Effect on profit before tax
		(In thousands of U.S. dollars)
2024	+5%	US$	(17,428)
	-5%		17,428

2023	+5%	US$	(8,788)
	-5%		8,788

c)	Interest rate risk

Interest rate risk is the risk that the fair value of future cash flows will fluctuate because of changes in market interest rates. The Company’s exposure to the risk of changes in market interest rates relates primarily to the Company’s long-term debt obligations and flight equipment lease agreements with floating interest rates.

The Company’s results are affected by fluctuations in certain benchmark market interest rates due to the impact that such changes may have on interest-bearing contractual agreements indexed to the Secured Overnight Financing Rate (“SOFR”) and the Interbank Equilibrium Interest Rate (“TIIE”).

In November 2020, the ICE Benchmark Administration (“IBA”), the FCA-regulated and authorized administrator of LIBOR, announced that starting 2022, LIBOR will no longer be used to issue new loans and the last rates were published on June 30, 2023. As of December 31, 2024 and 2023, all our U.S. dollar financing facilities at floating rate are referenced to SOFR (Note 5b).

The Company uses derivative financial instruments to reduce its exposure to fluctuations in market interest rates and accounts for these instruments as an accounting hedge.

In most cases, when a derivative can be tailored within the terms and it perfectly matches cash flows of a leasing or financing agreement, it may be designated as a CFH and the effective portion of fair value variations are recorded in equity until the date the cash flow of the hedged lease payment is recognized in the consolidated statements of operations.

In July 2019, the Irrevocable Trust number CIB/3249, whose trustor is the Company, entered into a cap to mitigate the risk due to interest rate increases on the CEBUR (VOLARCB19) coupon payments. The floating rate coupons’ reference to TIIE 28 was limited under the “cap” to 10% on the reference rate for the life of the CEBUR (VOLARCB19) and had the same amortization schedule.

The cap started on July 19, 2019, and the maturity date was June 20, 2024, consisting of 59 “caplets” with the same specifications as the CEBUR (VOLARCB19) coupons for reference rate determination, coupon term and fair value.

The following table shows the sensitivity analysis of the change that would have occurred in the fair value of the interest hedging instrument on the CEBUR (VOLARCB19) in 2023 as a result of a reasonably possible change in rates, keeping all other variables constant:

	Change in interest rate	Effect on cap (1)
		(In thousands of U.S. dollars)
2023	+0.50%	US$	14
	-0.50%		(13)
(1)	The effect would affect OCI in relation to the interest rate caps.

In addition, during November 2021, the Trust entered into a cap to mitigate the risk due to interest rate increases on the CEBUR (VOLARCB21L) coupon payments. The floating rate coupons reference to TIIE 28 are limited under the cap to 10% on the reference rate for the life of the CEBUR (VOLARCB21L) and have the same amortization schedule.

The cap started on November 3, 2021, and the maturity date is October 20, 2026, consisting of 59 “caplets” with the same specifications as the CEBUR (VOLARCB21L) coupons for reference rate determination, coupon term and fair value.

The following table shows the sensitivity analysis of the change that would have occurred in the fair value of the interest hedging instrument on the CEBUR (VOLARCB21L) in 2024 and 2023 as a result of a reasonably possible change in rates, keeping all other variables constant:

	Change in interest rate	Effect on cap (1)
		(In thousands of U.S. dollars)
2024	+0.50%	US$	100
	-0.50%		(70)

2023	+0.50%	US$	311
	-0.50%		(269)
(1)	The effect would affect OCI in relation to the interest rate caps.

In October 2023, the Trust entered into a cap to mitigate the risk due to interest rate increases on the CEBUR (VOLARCB23) coupon payments. The floating rate coupons reference to TIIE 28 are limited under the cap to 13% on the reference rate for the life of the CEBUR (VOLARCB23) and have the same amortization schedule.

The cap started on October 20, 2023, and the maturity date is September 20, 2028, consisting of 59 “caplets” with the same specifications as the CEBUR (VOLARCB23) coupons for reference rate determination, coupon term and fair value.

The following table shows the sensitivity analysis of the change that would have occurred in the fair value of the interest hedging instrument on the CEBUR (VOLARCB23) in 2024 as a result of a reasonably possible change in rates, keeping all other variables constant:

	Change in interest rate	Effect on cap (1)
		(In thousands of U.S. dollars)
2024	+0.50%	US$	149
	-0.50%		(125)

2023	+0.50%	US$	132
	-0.50%		(89)
(1)	The effect would affect OCI in relation to the interest rate caps.

As of December 31, 2024 and 2023, the Company’s outstanding hedging contracts in the form of interest rate caps with notional amount of Ps.2.42 billion (US$119.2 million based on an exchange rate of Ps.20.27 to US$1 on December 31, 2024) and Ps.3.16 billion (US$187.4 million based on an exchange rate of Ps. 16.89 to US$1 on December 31, 2023), respectively, had fair values of US$271 and US$1,683, respectively, and are presented as part of the financial assets in the consolidated statement of financial position. As of December 31, 2024 and 2023, the Company recognized US$30 and US$(1,175), respectively, in other comprehensive income (loss) in relation to the interest rate caps.

For the years ended December 31, 2024, 2023 and 2022, the amortization of the intrinsic value of the cap was US$896, US$579 and US$161, respectively, recycled to the consolidated statements of operations as part of the finance cost. During 2024, 2023 and 2022, there was no ineffective portion resulting from these hedging instruments.

In August 2024, the Company entered into T-Locks agreements (Treasury Rate Locks) to mitigate the risk associated with floating rates indexed to lease agreements. The floating rate referenced to US5Y (United States 5Y Treasury Note) was locked for a notional of US$24,900 maturing in August 2024.

As of December 31, 2024, the Company recognized a total of US$117 in other comprehensive loss.

As of December 31, 2024, the Company does not have any outstanding hedging contracts balances in the form of T-Locks.

Debt Sensitivity Analysis

The following sensitivity analysis considers the position exposed to variable interest rates.

The Interbank Equilibrium Interest Rate of the Banco de Mexico (TIIE) 28 days decreased 125 basis points from 2023 to 2024, going from 11.50% to 10.25%, and increased 72 basis points from 2022 to 2023, going from 10.78% to 11.50%, respectively. The Secured Overnight Financing Rate (SOFR) three months decreased 102 basis points from 2023 to 2024, going from 5.33% to 4.31%, and increased 73 basis points from 2023 to 2024, going from 4.60% to 5.33%, respectively, and SOFR one month decreased 102 basis points from 2023 to 2024, going from 5.35% to 4.33%, and increased 99 basis points from 2022 to 2023, going from 4.36% to 5.35%, respectively.

In addition to the reference rate changes, if the interest rate had changed on an annual average in the magnitude shown, the impact on the interest expense in the consolidated statements of operations would have been as shown on the next page.

	Year ended December 31, 2024				Year ended December 31, 2023
	+100 BP		- 100 BP		+ 100 BP		- 100 BP
	(In thousands of U.S. dollars)

Asset-backed trust notes (“CEBUR”) (1)	US$	1,385	US$	(1,385)	US$	1,435	US$	(1,435)
Incline II B Shannon 18 Limited (PDP BBAM)		889		(889)		930		(930)
Banco Santander México, S.A. y Banco Nacional de Comercio Exterior, S.N.C. (“Santander-Bancomext”)		783		(783)		533		(533)
GY Aviation Lease 1714 Co. Limited (PDP CDB)		651		(651)		352		(352)
JSA International U.S. Holdings, LLC (PDP JSA)		294		(294)		288		(288)
Oriental Leasing 6 Company Limited (PDP CMB)		834		(834)		131		(131)
Total	US$	4,836	US$	(4,836)	US$	3,669	US$	(3,669)

(1)	Every Trust Note of (CEBUR VOLARCB19 and VOLARCB21L) issuance has a 10% CAP, and for every Trust Note of (CEBUR VOLARCB23), issuance has a 13% CAP, both on TIIE 28 to limit interest payments to increasing rates.

Fixed-rate instruments

The Company account for some fixed-rate financial liabilities; therefore, a change in interest rates at the reporting date would not affect profit or loss.

d) Liquidity risk

Liquidity risk represents the risk that the Company has insufficient funds to meet its obligations. Because of the cyclical nature of the business, the operations, and its investment and financing needs related to the acquisition of new aircraft and renewal of its fleet, the Company requires liquid funds to meet its obligations.

The Company manages its cash, cash equivalents and its financial assets, relating the term of investments with those of its obligations. Its policy is that the average term of its investments may not exceed the average term of its obligations. This cash and cash equivalents position is invested in highly liquid short-term instruments through financial entities.

The Company has future obligations related to maturities of bank borrowings, lease liabilities and derivative contracts. The Company’s exposure outside consolidated statements of financial position represents the future obligations related to aircraft purchase contracts. The Company concluded that it has a low concentration of risk since it has access to alternate sources of funding.

The Company has debts related to the Aircraft pre-delivery payments, which are settled with the reimbursement of the Aircraft pre-delivery payments when the sale and leaseback transaction is carried out (Note 25).

As of December 31, 2024, our cash and cash equivalents were US$907,981.

The next page presents the table of Company’s contractual principal payments required on its financial liabilities.

	December 31, 2024
	Within one year		More than a year		Total
Interest-bearing borrowings:
Pre-delivery payments facilities (Note 5)	US$	215,393	US$	145,589	US$	360,982
Asset-backed trust note (“CEBUR”) (Note 5)		24,669		94,565		119,234
Other financing agreements (Note 5)		30,918		288,978		319,896

Lease liabilities:
Aircraft, engines, land and buildings leases (Note 14)		391,158		2,670,378		3,061,536
Aircraft and engine lease return obligation (Note 16)		44,045		333,332		377,377
Total	US$	706,183	US$	3,532,842	US$	4,239,025

	December 31, 2023
	Within one year		More than a year		Total
Interest-bearing borrowings:
Pre-delivery payments facilities (Note 5)	US$	157,318	US$	151,322	US$	308,640
Asset-backed trust note (“CEBUR”) (Note 5)		44,396		143,054		187,450
Other financing agreements (Note 5)		12,157		140,906		153,063

Lease liabilities:
Aircraft, engines, land and buildings leases (Note 14)		372,697		2,518,745		2,891,442
Aircraft and engine lease return obligation (Note 16)		803		286,405		287,208
Total	US$	587,371	US$	3,240,432	US$	3,827,803

e) Credit risk

Credit risk is the risk that any counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Company is exposed to credit risk from its operating activities (primarily from trade receivables) and from its financing activities, including deposits with banks and financial institutions, foreign exchange transactions and other financial instruments including financial instruments derivatives.

Financial instruments that expose the Company to credit risk involve mainly cash equivalents and accounts receivable. Credit risk on cash equivalents relates to amounts invested with financial institutions.

Credit risk on accounts receivable relates primarily to amounts receivable from the international credit card companies. The Company has a high receivable turnover, hence management believes credit risk is minimal due to the nature of its businesses, which have a large portion of their sales settled in credit cards.

The credit risk on liquid funds and derivative financial instruments is limited because the counterparties have a high credit rating assigned by international credit-rating agencies.

Outstanding derivative financial instruments expose the Company to credit loss in the event of nonperformance by the counterparties to the agreements. However, the Company does not expect any of its counterparties to fail to meet their obligations. The amount of such credit exposure is generally the unrealized gain, if any, in such contracts.

To manage credit risk, the Company selects counterparties based on credit assessments, limits overall exposure to any single counterparty and monitors the market position with each counterparty. The Company does not purchase or hold derivative financial instruments for trading purposes.

As of December 31, 2024, the Company determined that its credit risk associated with outstanding derivative financial instruments is low, as it exclusively engages in such instruments with counterparties that have high credit ratings assigned by international credit-rating agencies.

f) Capital management

Management believes that the resources available to the Company are enough for its present requirements and will be sufficient to meet its anticipated requirements for capital expenditures and other cash requirements for the next fiscal year. The primary objective of the Company’s capital management is to ensure that it maintains healthy capital ratios to support its business and maximize the shareholder’s value. No changes were made in the objectives, policies or processes for managing capital during the years ended December 31, 2024 and 2023. The Company is not subject to any externally imposed capital requirement, other than the legal reserve (Note 19).

As part of the management strategies related to acquisition of its aircraft (pre-delivery payments), the Company pays the associated short-term obligations by entering into sale-leaseback agreements, whereby an aircraft is sold to a lessor upon delivery (Note 5b).